SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  DECEMBER 20, 2000
                                                          -----------------

                                BrightCube, Inc.

               (Exact name of registrant as specified in charter)

Nevada                             000-26693                 87-0431036
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS  Employer
of incorporation)                  File Number)              Identification No.)


240 Center Street, El Segundo CA                             90245
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(Address of principal executive offices)                    (Zip  Code)


Registrant's telephone number, including area code          (310) 535-4555
                                                            --------------


             307 Orchard City Drive, Suite 310, Campbell, CA  95008
             ------------------------------------------------------
          (Former name or former address, if changed since last report.)


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The  undersigned  Registrant  hereby  amends  the  following item of its Current
Report  on  Form  8-K filed January 4, 2001, for the event of December 20, 2000.

ITEM 7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial  Statements  of  Business  Acquired

Included herein as exhibit 99.1 to this Current Report on Form 8-K/A is the consolidated balance sheet of Extreme Velocity Group, Inc. ("EVG") as of December 20, 2000, and the related consolidated statements of operations, shareholder's deficiency and cash flows for the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999 along with the notes to the consolidated financial statements.

(b)     Pro  Forma  Financial  Information

The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000 (BrightCube) and December 20, 2000 (EVG);


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Unaudited  Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000 (BrightCube) and December 20, 2000 (EVG); Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999;

Notes  to  the Unaudited Pro Forma Condensed Consolidated Financial Information.

(c)     Exhibits

2.1* Agreement and Plan of Reorganization dated as of November 22, 2000 by and among PhotoLoft, Inc., PhotoL Acquisition Corp., Extreme Velocity Group, Inc., Al Marco, Ralph Roessler and Elizabeth Wenner, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000.

99.1  Financial  Statements  of  EVG.

99.2  Unaudited  Pro  Forma  Condensed  Consolidated  Financial  Information.

99.3 Employment Agreement, dated December 20, 2000, by and between Al Marco and the Registrant.

99.4 Employment Agreement, dated December 20, 2000, by and between Ralph Roessler and the Registrant.

99.5 Employment Agreement, dated December 20, 2000, by and between Elizabeth Wenner and the Registrant.

     * Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 4, 2001.


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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BrightCube,  Inc.



                                           By:  /s/  Al  Marco
                                              ----------------
                                              Al  Marco
Date:  March 2, 2001                          Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibits     The  following  documents  are  filed  as  exhibits to this report:

2.1* Agreement and Plan of Reorganization dated as of November 22, 2000 by and among PhotoLoft, Inc., PhotoL Acquisition Corp., Extreme Velocity Group, Inc., Al Marco, Ralph Roessler and Elizabeth
             Wenner, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000.

99.1         Financial  Statements  of  EVG.

99.2         Unaudited  Pro  Forma  Condensed  Financial  Information.

99.3 Employment Agreement, dated December 20, 2000, by and between Al Marco and the Registrant.

99.4 Employment Agreement, dated December 20, 2000, by and between Ralph Roessler and the Registrant.

99.5 Employment Agreement, dated December 20, 2000, by and between Elizabeth Wenner and the Registrant.

* Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 4, 2001.



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